SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2006

CARDINAL COMMUNICATIONS, INC.
(Exact name of registrant as specified in Charter)

Nevada	1-15383	91-2117796
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

11101 West 120th Avenue, Suite 400
Broomfield, Colorado 80021
(Address of Principal Executive Offices)

303-285-5379
(Issuer Telephone number)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Cardinal Communications, Inc. (the "Registrant" or the “Company”) from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 7.01 Regulation FD Disclosure

As previously disclosed, the Company is a defendant in a proceeding styled Jantaq, Inc. v. Cardinal Communications, Inc., originally filed in Los Angeles County Superior Court on April 13, 2006. The case has been removed to the United States District Court for the Central District of California and is pending as Case No. CV-06-2900. The complaint alleges breach of contract and fraud claims against the Company and seeks $300,000 in damages together with interest and attorney’s fees. On June 7, 2006 the Company filed an amended answer and asserted counterclaims against Jantaq for misrepresentation, fraud, unfair business practices, and insider trading. The allegations supporting the Company’s counterclaim involve a previously undisclosed financial and/or control relationship between a former Chairman and CEO and Jantaq. The Company intends to vigorously defend the action and prosecute the counterclaims. However, the Company cannot control the outcome and extent of the losses, if any, that may be incurred. The Company will provide updates concerning any material developments in this lawsuit in its Form 10-Q for the second quarter of 2006 and its periodic reports thereafter in accordance with applicable rules governing disclosure of legal proceedings.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibit Index.

 Exhibit No.   Description

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Communications, Inc.

By:	/s/ Edouard A. Garneau
President and Chief Executive Officer

Date: June 13, 2006